                                                        Exhibit 99(b)
                                                        CECo Holding Company
                                                        Form S-4
                                                        File No. 33-



                        CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ Jean Allard
                                        ------------------------
                                             Jean Allard

                        CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ James W. Compton
                                        --------------------------
                                             James W. Compton

                        CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ Sue L. Gin
                                        -----------------------
                                             Sue L. Gin

                        CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ Donald P. Jacobs
                                        --------------------------
                                             Donald P. Jacobs

                        CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ George E. Johnson
                                        ---------------------------
                                             George E. Johnson

                        CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ Harvey Kapnick
                                        -------------------------
                                             Harvey Kapnick

                        CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ Byron Lee, Jr.
                                        -------------------------
                                             Byron Lee, Jr.

                        CONSENT OF PROSPECTIVE DIRECTOR


         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ Edward A. Mason
                                        --------------------------
                                             Edward A. Mason

                        CONSENT OF PROSPECTIVE DIRECTOR


         The undersigned, being a director of Commonwealth Edison Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of CECo Holding Company, an Illinois corporation, in the Registration Statement on Form S-4 of CECo Holding Company.

Dated January 31, 1994



                                         /s/ Frank A. Olson
                                        -------------------------
                                             Frank A. Olson